UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
                                 ____________

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 12, 2004
         ___________________________________________________________

                                  IGI, INC.
             (Exact Name of Registrant as Specified in Charter)
         ___________________________________________________________

          Delaware                  001-08568               01-0355758
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
       of Incorporation)           File Number)       Identification Number)

                             105 Lincoln Avenue
                           Buena, New Jersey 08310
             (Address of Principal Executive Offices) (Zip Code)

                               (856) 697-1441
            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] ?  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ] ?  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

?[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))


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Item 2.02.  Results of Operations and Financial Condition

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

      On November 12, 2004, IGI, Inc. (the "Company") issued a press release announcing the Company's earnings for the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

      (c)   Exhibits

            99.1     IGI, Inc. Press Release dated November 12, 2004.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IGI, INC.

                                       By:  /s/ Frank Gerardi
                                       ------------------------------------
                                       Frank Gerardi
                                       Chairman & Chief Executive Officer

Date:  November 12, 2004


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                                EXHIBIT INDEX
                                -------------

Exhibit
Number      Description
-------     -----------

99.1        IGI, Inc. Press Release dated November 12, 2004.


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